UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21852
Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Michael G.

Clarke
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800)

345-6611
Date of fiscal year end:
Last Day of

July
Date of reporting period:
July 31, 2025
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders
Columbia Short-Term Cash Fund
Annual Shareholder Report | July 31, 2025
This annual shareholder report contains important information about Columbia Short-Term Cash Fund (the Fund) for the period of August 1, 2024 to July 31, 2025. You can find additional information about the Fund by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Columbia Short-Term Cash Fund	$ 1	0.01%
Key Fund Statistics
Fund net assets	$ 14,447,189,694
Total number of portfolio holdings	111
Management services fees (represents 0.0% of Fund average net assets)	$ —
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Top Holdings
Tri-party Federal Reserve Bank of New York 08/01/2025 4.420%	34.4%
U.S. Treasury Bills 09/23/2025 4.290%	2.8%
Credit Agricole 08/07/2025 4.510%	2.1%
U.S. Treasury Bills 08/14/2025 4.030%	1.9%
Federal Home Loan Banks 03/09/2027 4.490%	1.5%
Federal Home Loan Banks 10/29/2026 4.550%	1.5%
UnitedHealth Group, Inc. 08/01/2025 4.490%	1.5%
Commerzbank US Finance, Inc. 08/01/2025 4.430%	1.5%
Federal Agricultural Mortgage Corp. 01/22/2027 4.520%	1.4%
Prudential Funding LLC 08/01/2025 4.450%	1.2%
Asset Categories
Availability of Additional Information
Additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, is available upon request.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments
®
(Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value
Columbia Short-Term Cash Fund | ASR224_00_(09/25)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	July 31, 2025	July 31, 2024	July 31, 2025	July 31, 2024
Audit fees (a)	31,923	30,993	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	13,833	13,415	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	474,000	581,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Columbia Short-Term Cash Fund
Annual Financial Statements and Additional Information
July 31, 2025

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Short-Term Cash Fund | 2025

Portfolio of Investments
July 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Commercial Paper 2.1%
Issuer	Yield	Principal Amount ($)	Value ($)
MetLife Short Term Funding LLC(a)
08/26/2025	4.530%	56,950,000	56,767,020
New York Life Short Term Funding LLC(a)
08/06/2025	4.510%	100,746,000	100,671,347
08/13/2025	4.520%	50,000,000	49,919,700
10/08/2025	4.550%	60,000,000	59,488,440
10/15/2025	4.550%	37,000,000	36,652,533
Total Asset-Backed Commercial Paper (Cost $303,557,873)			303,499,040

Asset-Backed Securities - Non-Agency 2.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARI Fleet Lease Trust(a)
Series 2025-B Class A1
05/15/2026	4.559%	13,010,460	13,015,303
Carmax Auto Owner Trust
Series 2025-2 Class A1
05/15/2026	4.468%	22,744,841	22,746,925
CarMax Auto Owner Trust
Series 2025-3 Class A1
07/15/2026	4.474%	74,000,000	74,027,276
CCG Receivables Trust(a)
Series 2025-1 Class A1
03/16/2026	4.497%	9,172,025	9,173,335
DLLAA LLC(a)
Series 2025-1A Class A1
01/20/2026	4.466%	11,152,498	11,153,115
Enterprise Fleet Financing(a)
Series 2025-2 Class A1
05/20/2026	4.555%	41,992,776	41,994,502
Series 2025-3 Class A1
07/20/2026	4.551%	62,000,000	62,013,435
GreatAmerica Leasing Receivables Funding LLC(a)
Series 2025-1 Class A1
03/16/2026	4.462%	14,888,671	14,891,182
M&T Bank Auto Receivables Trust(a)
Series 2025-1A Class A1
02/17/2026	4.514%	1,058,509	1,058,502
M&T Equipment(a)
Series 2025-1A Class A1
05/18/2026	4.642%	16,374,481	16,382,609
NMEF Funding LLC(a)
Series 2025-A Class A1
03/16/2026	4.561%	6,286,036	6,286,273
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PEAC Solutions Receivables(a)
Series 2025-1A Class A1
02/20/2026	4.592%	27,889,739	27,898,053
USB Auto Owner Trust(a)
Series 2025-1A Class A1
06/15/2026	4.495%	48,350,769	48,354,662
Volkswagen Auto Loan Enhanced Trust
Series 2025-1 Class A1
03/20/2026	4.451%	24,433,285	24,435,609
Westlake Automobile Receivables Trust(a)
Series 2025-P1 Class A1
06/15/2026	4.583%	23,212,024	23,219,774
Total Asset-Backed Securities — Non-Agency (Cost $396,566,115)			396,650,555

Certificates of Deposit 1.4%
Issuer	Yield	Principal Amount ($)	Value ($)
DNB Bank ASA
10/27/2025	4.420%	100,000,000	99,981,200
Nordea Bank Abp(b)
SOFR + 0.040% 09/19/2025	4.400%	100,000,000	100,039,300
Total Certificates of Deposit (Cost $200,000,000)			200,020,500

Commercial Paper 25.1%

Banking 6.0%
Canadian Imperial Bank of Commerce(a)
08/01/2025	4.430%	125,000,000	124,984,825
Credit Agricole
08/07/2025	4.510%	301,500,000	301,239,202
DNB Bank ASA(a)
09/08/2025	4.470%	153,000,000	152,272,791
JPMorgan Securities LLC(a),(b)
SOFR + 0.270% 11/06/2025	4.630%	100,000,000	100,016,000
SOFR + 0.230% 01/02/2026	4.590%	100,000,000	99,999,800
Toronto Dominion Bank (The)(a)
09/19/2025	4.540%	80,000,000	79,505,760
Total			858,018,378
Chemicals 0.5%
Air Liquide US LLC(a)
09/04/2025	4.530%	69,000,000	68,701,575
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Commercial Paper (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
Construction Machinery 1.8%
Caterpillar Financial Services Corp.
08/15/2025	4.440%	75,000,000	74,863,494
John Deere Capital Corp.(a)
08/08/2025	4.520%	40,000,000	39,960,440
John Deere Financial, Inc.(a)
08/06/2025	4.510%	50,000,000	49,962,950
08/14/2025	4.520%	75,000,000	74,870,250
08/15/2025	4.520%	25,000,000	24,953,675
Total			264,610,809
Consumer Products 1.0%
Procter & Gamble Co. (The)(a)
10/23/2025	4.480%	150,000,000	148,470,900
Diversified Manufacturing 1.0%
Honeywell International, Inc.(a)
08/19/2025	4.520%	100,000,000	99,765,200
10/02/2025	4.550%	50,000,000	49,610,750
Total			149,375,950
Healthcare Insurance 1.5%
UnitedHealth Group, Inc.(a)
08/01/2025	4.490%	211,000,000	210,974,047
Life Insurance 3.6%
New York Life Capital Corp.(a)
08/18/2025	4.520%	38,280,000	38,194,865
New York Life Short Term Funding LLC(a)
08/21/2025	4.520%	167,896,000	167,460,310
09/15/2025	4.540%	75,000,000	74,573,700
Pricoa Short Term Funding LLC(a),(b)
SOFR + 0.050% 08/22/2025	4.420%	35,000,000	34,999,584
SOFR + 0.100% 09/29/2025	4.480%	30,000,000	30,002,451
Prudential Funding LLC
08/01/2025	4.450%	180,000,000	179,978,040
Total			525,208,950
Other Financial Institutions 1.5%
Commerzbank US Finance, Inc.
08/01/2025	4.430%	208,800,000	208,774,651
Pharmaceuticals 5.6%
Novartis Finance Corp.(a)
08/01/2025	4.530%	5,000,000	4,999,380
08/11/2025	4.520%	40,700,000	40,644,689
08/18/2025	4.520%	47,000,000	46,895,472
08/19/2025	4.520%	30,000,000	29,929,560
Commercial Paper (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
Roche Holdings, Inc.(a)
09/03/2025	4.530%	50,000,000	49,789,950
09/04/2025	4.530%	100,000,000	99,567,500
09/10/2025	4.530%	115,000,000	114,417,410
09/23/2025	4.540%	100,000,000	99,332,700
Sanofi SA(a)
08/28/2025	4.460%	100,000,000	99,658,800
09/17/2025	4.470%	140,000,000	139,181,140
10/10/2025	4.480%	90,000,000	89,222,940
Total			813,639,541
Retailers 2.1%
Walmart, Inc.(a)
08/04/2025	4.450%	85,000,000	84,958,605
08/05/2025	3.490%	54,000,000	53,974,200
08/06/2025	4.450%	100,000,000	99,926,900
08/11/2025	4.450%	68,000,000	67,908,880
Total			306,768,585
Technology 0.5%
Cisco Systems, Inc.(a)
09/02/2025	4.470%	78,000,000	77,686,362
Total Commercial Paper (Cost $3,632,796,291)			3,632,229,748

Repurchase Agreements 34.8%

Tri-party Federal Reserve Bank of New York
dated 07/31/2025, matures 08/01/2025,
repurchase price $4,975,587,326 (collateralized by U.S. Treasury Securities maturing 08/15/29 - 08/15/41 at rates of 1.125% - 3.750%, Total Market Value $4,975,587,354)
	4.420%	4,975,000,000	4,974,976,509
Tri-party RBC Dominion Securities, Inc.
dated 07/31/2025, matures 08/01/2025,
repurchase price $50,006,056 (collateralized by U.S. Treasury Securities maturing 08/12/25 - 08/15/47 at rates of 0.000% - 4.500%, Total Market Value $51,000,022)
	4.420%	50,000,000	49,999,917
Total Repurchase Agreements (Cost $5,025,000,000)			5,024,976,426

Treasury Bills 8.6%

United States 8.6%
U.S. Treasury Bills
08/05/2025	3.490%	44,700,000	44,678,638
08/07/2025	3.700%	15,000,000	14,989,360
08/14/2025	4.030%	272,500,000	272,079,897
09/04/2025	4.220%	50,000,000	49,798,258
09/09/2025	4.250%	155,000,000	154,281,522
09/23/2025	4.290%	400,000,000	397,477,729
09/30/2025	4.250%	150,000,000	148,942,650
10/02/2025	4.270%	125,000,000	124,086,495
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Short-Term Cash Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Treasury Bills (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
11/12/2025	4.300%	30,000,000	29,636,724
Total			1,235,971,273
Total Treasury Bills (Cost $1,236,081,131)			1,235,971,273

U.S. Government & Agency Obligations 22.8%

Federal Agricultural Mortgage Corp.(b)
SOFR + 0.060% 08/06/2025	4.420%	70,000,000	69,999,888
SOFR + 0.030% 08/07/2025	4.430%	70,000,000	69,999,547
SOFR + 0.070% 08/07/2025	4.430%	110,000,000	109,999,653
SOFR + 0.200% 08/07/2025	4.560%	118,000,000	118,000,881
SOFR + 0.070% 08/26/2025	4.430%	15,000,000	14,999,369
SOFR + 0.010% 10/02/2025	4.370%	30,000,000	29,995,256
SOFR + 0.200% 10/06/2025	4.570%	68,900,000	68,909,428
SOFR + 0.040% 10/17/2025	4.400%	40,000,000	39,996,314
SOFR + 0.020% 11/14/2025	4.420%	25,000,000	24,998,777
SOFR + 0.145% 01/22/2027	4.520%	200,000,000	199,709,404
SOFR + 0.100% 03/04/2027	4.470%	72,000,000	71,825,413
SOFR + 0.150% 07/14/2027	4.480%	75,000,000	74,944,364
Federal Agricultural Mortgage Corp.
10/02/2025	4.420%	55,000,000	54,987,285
12/09/2025	4.480%	50,000,000	49,985,497
Federal Farm Credit Banks Funding Corp(b)
SOFR + 0.025% 03/24/2026	4.380%	170,000,000	170,003,259
Federal Home Loan Banks(b)
SOFR + 0.005% 08/29/2025	4.410%	135,000,000	135,001,126
SOFR + 0.015% 11/10/2025	4.370%	142,000,000	142,007,765
SOFR + 0.020% 01/20/2026	4.390%	50,000,000	49,991,083
SOFR + 0.170% 08/20/2026	4.530%	125,000,000	125,011,721
SOFR + 0.190% 10/29/2026	4.550%	211,300,000	211,421,810
U.S. Government & Agency Obligations (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
SOFR + 0.105% 03/09/2027	4.490%	220,000,000	219,972,876
SOFR + 0.105% 03/10/2027	4.470%	95,000,000	94,859,174
Federal Home Loan Banks
03/18/2026	4.700%	140,000,000	139,708,924
04/17/2026	4.750%	135,000,000	134,651,658
04/24/2026	4.550%	154,285,000	153,988,141
Federal Home Loan Banks Discount Notes
08/01/2025	4.490%	111,800,000	111,786,257
08/05/2025	4.500%	20,000,000	19,987,672
08/13/2025	4.490%	35,000,000	34,944,105
08/27/2025	4.490%	25,000,000	24,917,169
09/03/2025	4.490%	109,000,000	108,546,213
09/15/2025	4.490%	30,000,000	29,831,352
09/24/2025	4.480%	35,000,000	34,765,376
10/08/2025	4.470%	67,500,000	66,934,133
11/06/2025	4.460%	17,000,000	16,798,908
11/07/2025	4.460%	75,000,000	74,103,319
Federal Home Loan Mortgage Corp.(b)
SOFR + 0.110% 03/05/2026	4.470%	127,000,000	127,061,128
Federal National Mortgage Association(b)
SOFR + 0.135% 08/21/2026	4.490%	71,000,000	71,056,246
Total U.S. Government & Agency Obligations (Cost $3,297,255,961)			3,295,700,491

U.S. Treasury Obligations 1.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(b)
3-month U.S. Treasury Index + 0.245% 01/31/2026	4.526%	100,000,000	100,092,869
3-month U.S. Treasury Index + 0.182% 07/31/2026	4.463%	75,000,000	75,069,802
Total U.S. Treasury Obligations (Cost $175,005,077)			175,162,671

Total Investments in Securities (Cost: $14,266,262,448)	14,264,210,704
Other Assets & Liabilities, Net	182,978,990
Net Assets	14,447,189,694
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2025, the total value of these securities amounted to $3,446,314,146, which represents 23.85% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of July 31, 2025.
Abbreviation Legend
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Commercial Paper	—	303,499,040	—	303,499,040
Asset-Backed Securities - Non-Agency	—	396,650,555	—	396,650,555
Certificates of Deposit	—	200,020,500	—	200,020,500
Commercial Paper	—	3,632,229,748	—	3,632,229,748
Repurchase Agreements	—	5,024,976,426	—	5,024,976,426
Treasury Bills	—	1,235,971,273	—	1,235,971,273
U.S. Government & Agency Obligations	—	3,295,700,491	—	3,295,700,491
U.S. Treasury Obligations	—	175,162,671	—	175,162,671
Total Investments in Securities	—	14,264,210,704	—	14,264,210,704
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Short-Term Cash Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Fair value measurements   (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund  | 2025

Statement of Assets and Liabilities
July 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $9,241,262,448)	$9,239,234,278
Repurchase agreements (cost $5,025,000,000)	5,024,976,426
Cash	413,300,491
Receivable for:
Interest	26,360,190
Prepaid expenses	66,580
Total assets	14,703,937,965
Liabilities
Payable for:
Investments purchased	202,976,295
Distributions to shareholders	52,797,967
Compensation of board members	8,343
Other expenses	94,147
Deferred compensation of board members	871,519
Total liabilities	256,748,271
Net assets applicable to outstanding capital stock	$14,447,189,694
Represented by
Paid in capital	14,450,419,362
Total distributable earnings (loss)	(3,229,668)
Total - representing net assets applicable to outstanding capital stock	$14,447,189,694
Shares outstanding	14,451,213,977
Net asset value per share	0.9997
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Short-Term Cash Fund  | 2025

Statement of Operations
Year Ended July 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$88,557
Interest	715,259,636
Total income	715,348,193
Expenses:
Custodian fees	69,484
Shareholder reports and communication	7,318
Accounting services fees	31,923
Legal fees	234,402
Fidelity and surety fees	79,307
Commitment fees for bank credit facility	88,341
Compensation of chief compliance officer	2,619
Compensation of board members	177,657
Deferred compensation of board members	129,466
Other	14,002
Total expenses	834,519
Net investment income	714,513,674
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,199
Net realized gain	7,199
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(187,102)
Net change in unrealized appreciation (depreciation)	(187,102)
Net realized and unrealized loss	(179,903)
Net increase in net assets resulting from operations	$714,333,771
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund  | 2025

Statement of Changes in Net Assets

	Year Ended July 31, 2025	Year Ended July 31, 2024
Operations
Net investment income	$714,513,674	$945,446,635
Net realized gain	7,199	25,348
Net change in unrealized appreciation (depreciation)	(187,102)	2,771,899
Net increase in net assets resulting from operations	714,333,771	948,243,882
Distributions to shareholders
Net investment income and net realized gains	(714,619,628)	(946,228,092)
Total distributions to shareholders	(714,619,628)	(946,228,092)
Increase (decrease) in net assets from capital stock activity	(3,196,934,634)	224,395,855
Total increase (decrease) in net assets	(3,197,220,491)	226,411,645
Net assets at beginning of year	17,644,410,185	17,417,998,540
Net assets at end of year	$14,447,189,694	$17,644,410,185

	Year Ended		Year Ended
	July 31, 2025		July 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Shares sold	90,972,941,378	90,951,121,146	80,447,696,955	80,426,596,880
Shares redeemed	(94,170,017,404)	(94,148,055,780)	(80,223,346,789)	(80,202,201,025)
Total net increase (decrease)	(3,197,076,026)	(3,196,934,634)	224,350,166	224,395,855
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Short-Term Cash Fund  | 2025

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year.
	Year Ended July 31,
	2025	2024	2023	2022	2021
Per share data
Net asset value, beginning of period	$0.9998	$0.9997	$0.9995	$0.9999	$1.0000
Income from investment operations:
Net investment income	0.0466	0.0542	0.0415	0.0035	0.0009
Net realized and unrealized gain (loss)	(0.0004)	0.0001	0.0001	(0.0001)	(0.0000)(a)
Total from investment operations	0.0462	0.0543	0.0416	0.0034	0.0009
Less distributions to shareholders from:
Net investment income	(0.0463)	(0.0542)	(0.0414)	(0.0038)	(0.0010)
Total distributions to shareholders	(0.0463)	(0.0542)	(0.0414)	(0.0038)	(0.0010)
Net asset value, end of period	$0.9997	$0.9998	$0.9997	$0.9995	$0.9999
Total return	4.73%	5.56%	4.22%	0.38%	0.10%
Ratios to average net assets
Total gross expenses	0.01%	0.01%	0.01%	0.00%(a)	0.01%
Total net expenses	0.01%	0.01%	0.01%	0.00%(a)	0.01%
Net investment income	4.66%	5.42%	4.13%	0.35%	0.09%
Supplemental data
Net assets, end of period (in thousands)	$14,447,190	$17,644,410	$17,417,999	$17,023,018	$20,154,518

Notes to Financial Highlights
(a)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund  | 2025

Notes to Financial Statements
July 31, 2025
Note 1. Organization
Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the Securities Act of 1933, as amended.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may

Columbia Short-Term Cash Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
The Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing and operates with a floating net asset value. Although the Fund is a money market fund, the net asset value of the Fund will fluctuate with changes in the values of the Fund’s portfolio securities. As a result, the Fund’s net asset value may be above or below $1.0000. Prior to October 1, 2016, the Fund maintained a stable net asset value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements with counterparties as well as any related collateral received or pledged by the Fund as of July 31, 2025:
	Federal Reserve Bank	RBC Dominion Securities	Total
Assets
Repurchase agreements	$4,974,976,509	49,999,917	5,024,976,426
Total financial and derivative net assets	4,974,976,509	49,999,917	5,024,976,426
Total collateral received (pledged) (a)	4,974,976,509	49,999,917	5,024,976,426
Net amount (b)	$-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Dividend income is recorded on the ex-dividend date.
Interest income, including amortization of premium and discount, is recognized daily.
Columbia Short-Term Cash Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board of Trustees, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Fund does not pay a management fee for the investment advisory or administrative services provided to the Fund, but it may pay taxes, brokerage commissions and nonadvisory expenses.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan

Columbia Short-Term Cash Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2025, these differences were primarily due to differing treatment for trustees’ deferred compensation, distributions and distribution reclassifications.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
7,199	(7,199)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2025			Year Ended July 31, 2024
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
714,619,628	—	714,619,628	946,228,092	—	946,228,092
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2025, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
52,491,562	—	—	(2,051,744)
Columbia Short-Term Cash Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
At July 31, 2025, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
14,266,262,448	573,286	(2,625,030)	(2,051,744)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended July 31, 2025.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 24, 2024 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is disclosed as Commitment fees for bank credit facility in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 24, 2024 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended July 31, 2025.

Columbia Short-Term Cash Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates.  Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease.  Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money market fund risk
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time.
The Fund must impose a mandatory liquidity fee on redemptions of Fund shares if daily net redemptions exceed 5% of the Fund’s net assets, unless liquidity costs to fund the redemptions are estimated to be below 1 basis point of the value of the shares redeemed. The Fund may impose a discretionary liquidity fee of up to 2% on redemptions of Fund shares if that fee is determined to be in the best interests of the Fund. The amount of any mandatory liquidity fee will represent a good faith
Columbia Short-Term Cash Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
estimate of the costs of liquidating a pro rata portion of each of the Fund’s portfolio holdings to meet the redemptions or 1% of the value of the shares redeemed if such an amount cannot be estimated. Such fees, if imposed, will reduce the amount you receive on redemptions.
Shareholder concentration risk
At July 31, 2025, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
At a meeting held on August 26, 2025, the Board of Trustees of the Fund approved a custody agreement with State Street Bank and Trust Company (State Street). The transition of custody services to State Street is expected to be completed by December, 2026. In addition, the Board approved the engagement by the Investment Manager of State Street as sub-administrator. In such capacity, and subject to the supervision and direction of the Investment Manager, State Street will provide certain sub-administration services to the Fund, including fund accounting and financial reporting services.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Columbia Short-Term Cash Fund  | 2025

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Short-Term Cash Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short-Term Cash Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2025, the related statement of operations for the year ended July 31, 2025, the statement of changes in net assets for each of the two years in the period ended July 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2025 and the financial highlights for each of the five years in the period ended July 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.
We conducted our audits of these financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2025
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Short-Term Cash Fund  | 2025

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2025. Shareholders will be notified in early 2026 of the amounts for use in preparing 2025 income tax returns.
Section 163(j) Interest Dividends
100.00%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.

Columbia Short-Term Cash Fund  | 2025

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short-Term Cash Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in March, April and June 2025, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 26, 2025 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered such information as they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•
Information on the investment performance of the Fund;
•
Information on the Fund’s management fees and total expenses;
•
Terms of the Management Agreement;
•
Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•
Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•
Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•
Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•
Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services; and
•
The profitability of the Investment Manager and its affiliates.
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager

The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
Columbia Short-Term Cash Fund  | 2025

Approval of Management Agreement (continued)
(Unaudited)
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2024 in the performance of administrative services, and noted the various enhancements anticipated for 2025.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance

The Board carefully reviewed the investment performance of the Fund for various periods (including since manager inception) and the net assets of the Fund for various periods. The Board observed that the Fund’s investment performance met expectations.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates

The Board reviewed comparative fees and the costs of services provided under the Management Agreement.
The Board observed that the Fund, commonly referred to as a “cash pool fund,” was established for the exclusive use of managing the cash positions of other funds managed by Columbia Threadneedle Investments and, because the Investment Manager collects management fees on funds that invest in the Fund, the Fund does not pay management fees. The Board also noted that the Fund does not pay transfer agency or distribution fees.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2024 had increased from 2023 levels due to a variety of factors, including the increased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as

Columbia Short-Term Cash Fund  | 2025

Approval of Management Agreement (continued)
(Unaudited)
the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates supported the continuation of the Management Agreement.
Economies of scale

Because the Fund does not pay management fees, the Board did not believe it necessary to consider potential economies of scale associated with the growth of the Fund.
Conclusion

The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 26, 2025, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Short-Term Cash Fund  | 2025

Columbia Short-Term Cash Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
ANN224_07_R01_(09/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in "Compensation of board members" and "Deferred compensation of board members" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.  Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in "Compensation of chief compliance officer" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement regarding basis for approval of Investment Advisory Contract is included in Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, President and Principal Executive Officer

Date	September 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, President and Principal Executive Officer

Date	September 22, 2025

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Financial Officer, Chief Accounting
Officer and Principal Financial Officer

Date	September 22, 2025